UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PIONEER FLOATING RATE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Roger P. Joseph, Esq. Toby R. Serkin, Esq. Morgan, Lewis & Bockius LLP One Federal Street Boston MA 02110 (617) 341-7700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-3000

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Pioneer Floating Rate Trust (the “Fund”) is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Fund’s solicitation of proxies from its shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2020 Annual Meeting”). As of the filing of this Schedule 14A, the Fund has not filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2020 Annual Meeting.

Press Release Issued on May 6, 2020

Attached hereto is a press release issued by the Fund on May 6, 2020 confirming its receipt of a notice from Saba Capital Master Fund, Ltd. (“Saba”) notifying it of its intention to nominate three candidates to stand for election to the Fund’s Board of Trustees at the 2020 Annual Meeting and to present a shareholder proposal at such meeting. This press release is being filed herewith because it may be deemed to be solicitation material in connection with the Fund’s solicitation of proxies to be used at the 2020 Annual Meeting.

Important Additional Information And Where To Find It

The Fund intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by the Fund with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Fund’s website at https://www.amundipioneer.com/us/Products/Closed-End-Funds, by writing to the Fund’s Secretary at Pioneer Floating Rate Trust, 60 State Street, Boston, Massachusetts 02109, or by contacting the Fund at 1.800.225.6292.

The Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company are deemed participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the names of the Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company and their respective direct or indirect interests in the Fund by security holdings or otherwise can be found in the Fund’s proxy statement for its 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019. To the extent holdings of the Fund’s securities have changed since the amounts set forth in the Fund’s proxy statement for its 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser, its parent company, and other participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the 2020 Annual Meeting, and their respective direct or indirect interests in the Fund, through security holdings or otherwise, will be set forth in the Fund’s proxy statement for the 2020 Annual Meeting, including the schedules and appendices thereto.

PIONEER FLOATING RATE TRUST CONFIRMS RECEIPT

OF NOTICE FROM SABA; SHAREHOLDERS NOT REQUIRED TO TAKE ANY ACTION AT THIS TIME

FOR IMMEDIATE RELEASE

May 6, 2020

Boston, Massachusetts — Pioneer Floating Rate Trust (NYSE: PHD) (the “Fund”) today confirmed that it has received a notice from Saba Capital Master Fund, Ltd. (“Saba”) regarding its intent to nominate three candidates for election to the Fund’s Board of Trustees at the Fund’s 2020 Annual Meeting of Shareholders and to present a shareholder proposal.

Fund shareholders are not required to take any action at this time. The Fund’s definitive proxy statement to be filed with the Securities and Exchange Commission in connection with its 2020 Annual Meeting of Shareholders will present formal recommendations regarding Saba’s candidates and proposal.

About Pioneer Floating Rate Trust

Pioneer Floating Rate Trust is an NYSE listed closed-end fund that seeks a high level of current income. It also seeks capital preservation as a secondary objective to the extent consistent with its primary objective.

About Amundi Pioneer Asset Management

Amundi Pioneer is the U.S. business of Amundi, Europe’s largest asset manager by assets under management and ranked among the ten largest globally[1]. Boston is one of Amundi’s six main global investment hubs and offers a broad range of fixed-income, equity, and multi-asset investment solutions in close partnership with wealth management firms, distribution platforms, and institutional investors across the Americas, Europe, and Asia-Pacific. Our long history of proprietary research, robust risk management, disciplined investment processes, and strong client relationships has made Amundi Pioneer an investment advisor of choice among leading institutional and individual investors worldwide. Amundi Pioneer had approximately $78 billion in assets under management as of March 31, 2020.

[1]	Source IPE “Top 400 asset managers” published in June 2019 and based on AUM as of end December 2018.

Important Additional Information and Where To Find It

The Fund intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by the Fund with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Fund’s website at https://www.amundipioneer.com/us/Products/Closed-End-Funds, by writing to the Fund’s Secretary at Pioneer Floating Rate Trust, 60 State Street, Boston, Massachusetts 02109, or by contacting the Fund at 800-225-6292.

The Fund’s Trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company are deemed participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders. Information regarding the names of the Fund’s Trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company and their respective direct or indirect interests in the Fund by security holdings or otherwise can be found in the Fund’s proxy statement for its 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019. To the extent holdings of the Fund’s securities have changed since the amounts set forth in the Fund’s proxy statement for its 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Additional information regarding the Fund’s Trustees, executive officers, and certain persons associated with the Fund’s investment adviser, its parent company, and other participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders, and their respective direct or indirect interests in the Fund, through security holdings or otherwise, will be set forth in the Fund’s proxy statement for its 2020 Annual Meeting of Shareholders, including the schedules and appendices thereto.

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Media Inquiries Please Contact:

Geoff Smith

617-504-8520

geoff.smith@amundipioneer.com